Morgan Stanley Dean Witter North American               Two World Trade Center,
Government Income Trust                                 New York, New York 10048
Letter to the Shareholders April 30, 2000

DEAR SHAREHOLDER:

Strong crosscurrents buffeted the fixed-income markets during the six-month period ended April 30, 2000. A Treasury buyback plan provided strong support for the long bond, which eventually trickled down to intermediate-term issues. Against this backdrop, the U.S. economy remained resilient in spite of rising energy costs and higher interest rates, a matter of great concern to the fixed-income markets. Even though the Federal Reserve Board raised interest rates six times since last April, the economy has shown few signs of slowing. Capital spending, construction activity and consumer spending remain high, and the manufacturing sector is growing out of strong demand for U.S. goods. The equity market has exhibited extreme volatility in response to both strong economic growth and higher interest rates. Many analysts believe that the Fed may take a more aggressive stance, as evidenced by a 50-basis-point rise in the federal funds rate in May. Some analysts are already predicting additional rate hikes by the end of this year. The end result of all these factors has been a compromise of sorts, with U.S. Treasuries rallying impressively while yields on mortgages, corporates and high-yield bonds remain unchanged or higher.

Mortgage-sector performance was led by the Government National Mortgage Association (GNMA) subsector. Much of the return advantage of GNMAs during this period was attributed to its superior credit quality, an issue that came to the forefront of the market's focus as the result of concerns about changes in the federal regulations of agency debt. Treasury Under Secretary Gary Gensler's comments concerning the expanding role of government-sponsored enterprises
(GSEs) in the capital markets caused the price spreads between GNMA and Federal National Mortgage Associations (FNMA) 6.0% pass-throughs to expand by approximately three-quarters of a percentage point.

On nearly all accounts, the Mexican economy has performed better than expected over the past six months. Despite the solid economic growth and the strengthening peso, the trade deficit narrowed due in large part to an

Morgan Stanley Dean Witter North American Government Income Trust
Letter to the Shareholders April 30, 2000, continued

increase in petroleum exports. The Mexican economy grew by 3.7 percent and inflation declined to 12.3 percent in 1999. Early indications point to stronger growth in 2000. The Canadian economy also continued to improve over the past 12 months, as unemployment rates declined and the Canadian dollar has remained relatively stable.

PERFORMANCE AND PORTFOLIO

For the 6-month period ended April 30, 2000, the MSDW North American Government Income Trust posted a total return of 1.55 percent, compared to 1.52 percent for the Lehman Brothers Short (1-5) U.S. Government Index.(1)

As of April 30, 2000, 100 percent of the Fund's portfolio was invested in the United States. TCW Investment Management Company (TCW), the Fund's sub-advisor, continues to emphasize high-quality mortgage-backed securities (MBSs), including various types of AAA-rated collateralized mortgage obligations
(CMOs), pass-through securities and adjustable-rate mortgages (ARMs).

The Fund is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor these markets for attractive investment opportunities relative to those in the United States.

LOOKING AHEAD

As the Fund enters into the second half of its fiscal year, TCW's outlook for the mortgage-backed securities sector is favorable. The sub-advisor believes that the four basic determinants of value in mortgage-backed securities, namely absolute yield, spread versus Treasuries, prepayment risk and supply, have recently converged to make mortgages substantially more attractive than they have been at any other time in the past decade.

TCW cautions, however, that the fixed-income market's heightened sensitivity to a shrinking Treasury supply is unlikely to be alleviated any time soon. Treasury revenue is expected to surge over the next several months because of tax receipts, which may cause the pace of Treasury buybacks to accelerate. The lack of Treasury bond issuance, combined with the buyback program, will maintain pressure on the yield curve to stay inverted. (An inverted yield curve is an unusual situation where short-term interest

------------
(1) The Lehman Brothers Short (1-5) U.S. Government index measures the performance of all U.S. government agency and U.S. Treasury securities with maturities of one to five years. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

Morgan Stanley Dean Witter North American Government Income Trust
Letter to the Shareholders April 30, 2000, continued

rates are higher than long-term rates. Normally, lenders receive a higher yield when committing their money for longer periods.) These factors are expected to keep mortgage spreads vulnerable to further widening. Nonetheless, TCW's current outlook on the mortgage sector is positive.

Mexican presidential and congressional elections will be held on July 2nd. Although we believe that the risk of a crisis is minimal, political tensions could have a destabilizing effect on the economy. TCW is also concerned that external deficits may trend toward unsustainable levels over the next few years, particularly if the peso does not begin to weaken and world oil prices decline significantly from current levels. In addition, both the Mexican and Canadian economies are vulnerable to any future economic slowdown in the United States.

We appreciate your ongoing support of Morgan Stanley Dean Witter North American Government Income Trust and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fiumefreddo                  /S/ Mitchell M. Merin
----------------------------------          -------------------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

Morgan Stanley Dean Witter North American Government Income Trust
Fund Performance April 30, 2000

Average Annual Total Returns
----------------------------


Period Ended 4/30/00
--------------------
1 year                            2.39%(1)
5 years                           6.49%(1)
Since Inception (7/31/92)         4.09%(1)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

Morgan Stanley Dean Witter North American Government Income Trust
Portfolio of Investments April 30, 2000 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                     COUPON       MATURITY
 THOUSANDS                                                      RATE          DATE            VALUE
--------------------------------------------------------------------------------------------------------
              U. S. GOVERNMENT AGENCY
              MORTGAGE-BACKED SECURITIES (60.9%)
 $  2,196     Federal Home Loan Mortgage Corp.
                ARM .....................................       7.234%      03/01/25     $  2,247,194
    7,932     Federal National Mortgage Assoc. ..........       7.00        01/01/04        7,826,375
      562     Federal National Mortgage Assoc. ..........       9.50        06/01/20          573,233
      997     Government National Mortgage
                Assoc. II ARM ...........................       6.00            *             986,037
   14,645     Government National Mortgage
                Assoc. II ARM ...........................       5.50        08/20/29       14,368,998
    8,811     Government National Mortgage
                Assoc. II ARM ...........................       6.00       07/20/29-
                                                                            09/20/29        8,712,737
   13,175     Government National Mortgage
                Assoc. II ARM ...........................       6.375      05/20/23-
                                                                            06/20/25       13,221,155
   13,694     Government National Mortgage
                Assoc. II ARM ...........................       6.75        08/20/22       13,757,216
    3,680     Government National Mortgage
                Assoc. II ARM ...........................       7.125+     10/20/24-
                                                                            12/20/24        3,697,263
                                                                                         ------------
              TOTAL U.S. GOVERNMENT AGENCY
              MORTGAGE-BACKED SECURITIES
              (Identified Cost $65,630,257).........................................       65,390,208
                                                                                         ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (26.4%)
              U.S. GOVERNMENT AGENCIES (23.5%)
        7     Federal Home Loan Mortgage Corp.
                1370 K (PAC I/O) ........................   1,089.16        09/15/22          201,599
    4,693     Federal Home Loan Mortgage Corp.
                2061 CD .................................       7.50        02/15/27        4,584,739
   12,321     Federal Home Loan Mortgage Corp.
                G21 M ...................................       6.50        10/25/23       11,180,780
      730     Federal National Mortgage Assoc.
                1993-163 A ..............................       7.00        03/25/23          693,017
    3,734     Federal National Mortgage Assoc.
                1993-167 M (PAC) ........................       6.00        09/25/23        3,563,397
    5,000     Federal National Mortgage Assoc.
                G96-1 PJ (PAC) ..........................       7.50        11/17/25        5,031,250
                                                                                         ------------
              TOTAL U.S. GOVERNMENT AGENCIES
              (Identified Cost $26,916,798).........................................       25,254,782
                                                                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter North American Government Income Trust
Portfolio of Investments April 30, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                    COUPON        MATURITY
 THOUSANDS                                                     RATE           DATE             VALUE
---------------------------------------------------------------------------------------------------------
              PRIVATE ISSUES (2.9%)
 $  1,767     Residential Funding Mortgage
                Security I, 1997-S12 A10 (PAC) ..........   6.70%          08/25/27        $  1,755,767
    1,306     Resolution Trust Corp. 1991-6 C1 ..........   9.00           09/25/28           1,306,957
                                                                                           ------------
              TOTAL PRIVATE ISSUES
              (Identified Cost $3,169,316)...........................................         3,062,724
                                                                                           ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Identified Cost $30,086,114)..........................................        28,317,506
                                                                                           ------------
              SHORT-TERM INVESTMENTS (13.3%)
              U.S. GOVERNMENT AGENCY (a) (9.3%)
   10,000     Federal Home Loan Banks
                (Amortized Cost $10,000,000).............   5.88           05/01/00          10,000,000
                                                                                           ------------
              REPURCHASE AGREEMENT (4.0%)
    4,359     The Bank of New York (dated
                04/28/00; proceeds $4,361,122) (b)
                (Identified Cost $4,359,011).............   5.813          05/01/00           4,359,011
                                                                                           ------------
              TOTAL SHORT-TERM INVESTMENTS
              (Identified Cost $14,359,011)..........................................        14,359,011
                                                                                           ------------
              TOTAL INVESTMENTS
              (Identified Cost $110,075,382) (c)....................        100.6 %         108,066,725
              LIABILITIES IN EXCESS OF OTHER ASSETS ................         (0.6)             (618,259)
                                                                                           ------------
              NET ASSETS ...........................................        100.0 %        $107,448,466
                                                                                           ============

---------------------
ARM   Adjustable Rate Mortgage.
I/O   Interest-only securities.
PAC   Planned Amortization Class.
 * Security purchased on a forward commitment with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 + A portion of this security is segregated in connection with a security purchased on a forward commitment basis.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $4,448,339 U.S. Treasury Bond 6.375% due 09/30/01 valued at $4,449,874.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $190,001 and the aggregate gross unrealized depreciation is $2,198,658, resulting in net unrealized depreciation of $2,008,657.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter North American Government Income Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (unaudited)



ASSETS:
Investments in securities, at value
  (identified cost $110,075,382)..........................   $108,066,725
Receivable for:
   Interest ..............................................        575,484
   Principal paydowns ....................................         16,313
Prepaid expenses .........................................         11,037
                                                             ------------
   TOTAL ASSETS ..........................................    108,669,559
                                                             ------------
LIABILITIES:
Payable for:
   Investments purchased .................................        996,550
   Plan of distribution fee ..............................         64,140
   Investment management fee .............................         55,588
   Shares of beneficial interest repurchased .............         33,746
Accrued expenses .........................................         71,069
Contingencies (Note 9) ...................................              -
                                                             ------------
   TOTAL LIABILITIES .....................................      1,221,093
                                                             ------------
   NET ASSETS ............................................   $107,448,466
                                                             ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................   $341,571,695
Net unrealized depreciation ..............................     (2,008,657)
Accumulated undistributed net investment income ..........        113,693
Accumulated net realized loss ............................   (232,228,265)
                                                             ------------
   NET ASSETS ............................................   $107,448,466
                                                             ============
NET ASSET VALUE PER SHARE,
  12,713,073 shares outstanding
  (unlimited shares authorized of $.01 par value).........          $8.45
                                                                    =====



                       See Notes to Financial Statements

Morgan Stanley Dean Witter North American Government Income Trust
Financial Statements, continued

STATEMENT OF OPERATIONS
For the six months ended April 30, 2000 (unaudited)



NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $  3,471,079
                                                   ------------
EXPENSES
Plan of distribution fee ......................         406,839
Investment management fee .....................         360,075
Professional fees .............................         121,646
Transfer agent fees and expenses ..............          96,584
Registration fees .............................          27,108
Trustees' fees and expenses ...................           6,298
Custodian fees ................................           4,542
Other .........................................           1,345
                                                   ------------
   TOTAL EXPENSES .............................       1,024,437
Less: expense offset ..........................          (4,187)
                                                   ------------
   NET EXPENSES ...............................       1,020,250
                                                   ------------
   NET INVESTMENT INCOME ......................       2,450,829
                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .............................         785,318
Net change in unrealized depreciation .........      (1,589,338)
                                                   ------------
   NET LOSS ...................................        (804,020)
                                                   ------------
NET INCREASE ..................................    $  1,646,809
                                                   ============



                       See Notes to Financial Statements

Morgan Stanley Dean Witter North American Government Income Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                            FOR THE SIX        FOR THE YEAR
                                                           MONTHS ENDED           ENDED
                                                          APRIL 30, 2000     OCTOBER 31, 1999
---------------------------------------------------------------------------------------------
                                                            (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................   $  2,450,829         $   7,068,155
Net realized gain (loss) .............................        785,318            (3,955,389)
Net change in unrealized depreciation ................     (1,589,338)            2,776,303
                                                         ------------         -------------
   NET INCREASE ......................................      1,646,809             5,889,069
                                                         ------------         -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................     (2,337,136)           (6,221,679)
Paid-in-capital ......................................          -                (1,056,747)
                                                         ------------         -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................     (2,337,136)           (7,278,426)
                                                         ------------         -------------
Net decrease from transactions in shares of beneficial
  interest ...........................................    (12,163,946)          (28,748,862)
                                                         ------------         -------------
   NET DECREASE ......................................    (12,854,273)          (30,138,219)
NET ASSETS:
Beginning of period ..................................    120,302,739           150,440,958
                                                         ------------         -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $113,693 and $0, respectively).....................   $107,448,466         $ 120,302,739
                                                         ============         =============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter North American Government Income Trust
Notes to Financial Statements April 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter North American Government Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on

Morgan Stanley Dean Witter North American Government Income Trust
Notes to Financial Statements April 30, 2000 (unaudited) continued

the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. DOLLAR ROLLS - The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Morgan Stanley Dean Witter North American Government Income Trust
Notes to Financial Statements April 30, 2000 (unaudited) continued

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rate to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $500 million and 0.60% to the portion of the daily net assets exceeding $500 million.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended April 30, 2000, the distribution fee was accrued at the annual rate of 0.73%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended April 30, 2000 were as follows:

                                             SALES/
                                           PREPAYMENTS
                                         --------------
    U.S. Government Agencies .........    $18,596,044
    Private Issue CMOs ...............      1,335,087


Morgan Stanley Dean Witter North American Government Income Trust
Notes to Financial Statements April 30, 2000 (unaudited) continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 2000, the Fund had transfer agent fees and expenses payable of approximately $4,000.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                  FOR THE SIX                            FOR THE YEAR
                                                  MONTHS ENDED                              ENDED
                                                 APRIL 30, 2000                        OCTOBER 31, 1999
                                      ------------------------------------   ------------------------------------
                                                  (unaudited)
                                           SHARES              AMOUNT             SHARES              AMOUNT
                                      ----------------   -----------------   ----------------   -----------------
Sold ..............................       12,098,662      $  102,751,690         10,687,742      $   91,592,005
Reinvestment of dividends .........          207,210           1,750,409            627,075           5,382,544
Repurchased .......................      (13,748,892)       (116,666,045)       (14,660,742)       (125,723,411)
                                         -----------      --------------        -----------      --------------
Net decrease ......................       (1,443,020)     $  (12,163,946)        (3,345,925)     $  (28,748,862)
                                         ===========      ==============        ===========      ==============

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Fund had a net capital loss carryover of approximately $233,014,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

                           AMOUNT IN THOUSANDS
-------------------------------------------------------------------------
    2002           2003         2004        2005       2006        2007
------------   -----------   ----------   --------   --------   ---------
$  53,086       $160,560      $14,716      $2,013      $152      $2,487
=========       ========      =======      ======      ====      ======


7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

At April 30, 2000 there were no outstanding reverse repurchase or dollar roll agreements.

Morgan Stanley Dean Witter North American Government Income Trust
Notes to Financial Statements April 30, 2000 (unaudited) continued

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At April 30, 2000, there were no outstanding forward contracts.

9. LITIGATION

Several class action lawsuits, which have been consolidated for pretrial purposes, were instituted in 1995 in the United States District Court, in New York, against the Fund, some of its Trustees and officers, its underwriter and distributor, the Sub-Advisor, the Former Manager, and other defendants, by certain shareholders of the Fund. The consolidated amended complaint asserts claims under the Securities Act of 1933 and generally alleges that the defendants made inadequate and misleading disclosures in the prospectuses for the Fund, in particular as such disclosures relate to the nature and risks of the Fund's investments in mortgage-backed securities and Mexican securities. The plaintiffs also challenge certain fees paid by the Fund as excessive. Damages are sought in an unspecified amount. All defendants have moved to dismiss the consolidated amended complaint, and on May 8, 1996 the motions to dismiss were denied. The defendants moved for reargument and on August 28, 1996 the Court issued a second opinion which granted the motion to dismiss in part. On December 4, 1996 the defendants filed a renewed motion to dismiss which was denied by the Court on November 20, 1997. The Court has also certified a plaintiff class pursuant to the Federal Rules of Civil Procedure. On or about January 19, 2000 counsel for the plaintiffs and defendants signed and the court preliminarily approved a Stipulation of Settlement and Memorandum of Understanding settling all claims in the purported class action lawsuits. Notice of the settlement was mailed to the purported class on February 8, 2000. The fairness hearing on the settlement took place on April 26, 2000. At the hearing the Court gave final approval on the settlement of this litigation. The settlement will not involve any payment by the Fund.

Morgan Stanley Dean Witter North American Government Income Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                     FOR THE SIX
                                                    MONTHS ENDED
                                                   APRIL 30, 2000
                                               ----------------------
                                                    (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period .........           $8.50
                                                         -----
Income (loss) from investment operations:
 Net investment income .......................            0.19
 Net realized and unrealized gain (loss) .....           (0.06)
                                                         -----
Total income from investment operations ......            0.13
                                                         -----
Less dividends and distributions from:
 Net investment income .......................           (0.18)
 Paid-in-capital .............................             -
                                                         -----
Total dividends and distributions ............           (0.18)
                                                         -----
Net asset value, end of period ...............           $8.45
                                                         =====
TOTAL RETURN + ...............................            1.55%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses .....................................            1.85%(2)(3)
Net investment income ........................            4.41%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ......        $107,448
Portfolio turnover rate ......................             -



                                                                    FOR THE YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------------------------------
                                                     1999             1998           1997         1996         1995
                                               ---------------- ---------------- ------------ ------------ ------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .........        $8.60            $8.59         $8.39        $8.33        $8.89
                                                      -----            -----         -----        -----        -----
Income (loss) from investment operations:
 Net investment income .......................         0.44             0.49          0.44         0.47         0.69
 Net realized and unrealized gain (loss) .....        (0.09)           (0.05)         0.19         0.04        (0.59)
                                                      -----            -----         -----        -----        -----
Total income from investment operations ......         0.35             0.44          0.63         0.51         0.10
                                                      -----            -----         -----        -----        -----
Less dividends and distributions from:
 Net investment income .......................        (0.38)           (0.43)        (0.43)       (0.45)         -
 Paid-in-capital .............................        (0.07)              -             -            -         (0.66)
                                                      -----            -----         -----        -----        -----
Total dividends and distributions ............        (0.45)           (0.43)        (0.43)       (0.45)       (0.66)
                                                      -----            -----         -----        -----        -----
Net asset value, end of period ...............        $8.50            $8.60         $8.59        $8.39        $8.33
                                                      =====            =====         =====        =====        =====
TOTAL RETURN + ...............................         4.30%            5.13%         7.80%        6.38%        1.61%
RATIOS TO AVERAGE NET ASSETS:
Expenses .....................................         1.81%(3)         1.69%(3)      1.65%        1.64%        1.59%
Net investment income ........................         5.11%            5.52%         5.18%        5.71%        8.28%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ......     $120,303         $150,441      $212,040     $350,530     $658,307
Portfolio turnover rate ......................           43%               8%           -            13%          44%

-------------
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%




                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
NORTH AMERICAN
GOVERNMENT
INCOME TRUST


[Graphic Omitted]


SEMIANNUAL REPORT
APRIL 30, 2000